EXHIBIT 10.31

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment") is made and entered as of the 30th day of July, 1998, by and among HEICO CORPORATION, a Florida corporation (together with its successors and permitted assigns, "Borrower"), the lenders which are or may in the future be listed on the signature pages to the Credit Agreement (as hereinafter defined) and hereto (together with their successors and permitted assigns, individually a "Lender" and collectively, the "Lenders"), and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, as agent for the Lenders (together with any successor agent appointed pursuant to the provisions herein, the "Agent").

                                   BACKGROUND

         The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of July 30, 1998 (the "Credit Agreement") and all of the parties now desire to amend the Credit Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, and conditions herein, Borrower, the Lenders, and Agent agree as follows:

         1. SECTION 1.1 (DEFINED TERMS) of the Credit Agreement shall be amended by adding thereto the following definition:

            "DOCUMENTATION AGENT" shall mean First Union National Bank.

         2. SECTION 1.1 (DEFINED TERMS) of the Credit Agreement shall be amended in the paragraph thereof defining "Guarantors" by deleting the word "and" before the words "PTM Acquisition Corporation, a Florida corporation", and by adding immediately after such words and immediately before the words "as to all of the Obligations (as herein defined)", the words: "and McClain International, Inc., a Georgia corporation".

         3. SECTION 2.7 (REVOLVING CREDIT TERMINATION DATE) of the Credit Agreement shall be amended to read in its entirety as follows:

                           (a) REVOLVING CREDIT TERMINATION DATE; REQUEST FOR
                  EXTENSION. "All Borrowings outstanding under the Revolving Credit Facility shall be due and payable in full on the Revolving Credit Termination Date. The Borrower shall not request and the Lenders will not be required to make or consider requests for Revolving Credit Advances after the Revolving Credit Termination Date. The Borrower may, by written notice to the Agent (which shall promptly deliver a copy to each of the Lenders), given not more than one hundred twenty (120) days nor less than ninety (90) days prior to the first anniversary date

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                  of the Closing Date, and again not more than one hundred
                  twenty (120) days nor less than ninety (90) days prior to the second anniversary date of the Closing Date, request that the Lenders extend the then scheduled Revolving Credit Termination Date. Upon delivery of such notice by the Borrower, the Lenders shall determine, in their sole and absolute discretion, by decision of not less than all of the Lenders (except as provided in paragraphs (b) and (c) of this Section 2.7), whether to extend the Revolving Credit Termination Date for one (1) additional year on the same terms and conditions as set forth in this Agreement, and Agent shall give written notice to Borrower on or before the anniversary date of the Closing Date prior to which such notice from the Borrower was delivered, as to whether the Lenders have elected so to extend the Revolving Credit Termination Date for one (1) additional year.

                           (b) OPTIONS TO EXTEND REVOLVING CREDIT TERMINATION
                  DATE BY REPLACING NON-RENEWING LENDERS. In the event that after delivery of a renewal notice by Borrower as provided in paragraph (a) of this Section 2.7, one or more Lenders decide not to extend the Revolving Credit Termination Date on the first anniversary date of the Closing Date or on the second anniversary date of the Closing Date, as the case may be, for an additional one (1) year period, the Agent shall first offer the Lenders who agree to extend the Revolving Credit Termination Date the right to replace the non-renewing Lender(s). Any such existing Lender(s) who agree to replace the non-renewing Lender(s) shall assume all of the rights and obligations of the non-renewing Lender(s) hereunder as of the first or second anniversary date of the Closing Date, as the case may be, pursuant to Section 13.17 of this Agreement and one or more Assignment and Assumption Agreements as provided therein. In its renewal notice delivered to Agent pursuant to paragraph (a) of this Section 2.7, Borrower will have the right to designate proposed new lender(s) to replace any non-renewing Lender(s), and if the extension is not accomplished in the manner set forth in the preceding sentence, then if such designated new lender(s) are acceptable to the Agent and agree(s) to become a party to this Agreement as Lender(s) hereunder, then as of the first or second anniversary date of the Closing Date, as the case may be, the non-renewing Lender(s) shall assign all of its or their rights and obligations under this Agreement to such designated new lender(s), who shall assume all of such rights and obligations, pursuant to Section 13.17 of this Agreement and one or more Assignment and Assumption Agreements as provided therein. Such new lender(s) shall thereby replace the non-renewing Lender(s) as Lender(s) under and party to this

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                  Agreement and shall have all the rights and obligations of such non-renewing assigning Lender(s) under the Loan Documents to the same extent as if such new Lender(s) were original parties thereto.

                           (c) OPTION TO PRE-PAY NON-RENEWING LENDERS AND EXTEND
                  REVOLVING CREDIT TERMINATION DATE AS TO REDUCED REVOLVING CREDIT COMMITMENTS. In the event that after delivery of a renewal notice by Borrower as provided in paragraph (a) of this Section 2.7, the Required Lenders decide to extend, but one or more Lenders decide not to extend, the Revolving Credit Termination Date on the first anniversary date of the Closing Date or on the second anniversary date of the Closing Date, as the case may be, for an additional one (1) year period, and in the event that pursuant to the provisions of Section 2.7(b) all non-renewing Lenders are not replaced with existing Lenders or new Lenders, the Borrower will have the right, if so elected in writing in the renewal notice, to prepay, in whole and not in part, and terminate the Revolving Credit Commitments of the non-renewing Lenders who have not been so replaced subject to the provisions of Section 2.10, except that the provisions of Section 2.10(b)(i) shall not apply. The Required Lenders who elected to extend may thereupon unanimously extend the Revolving Credit Termination Date as to the remaining aggregate Revolving Credit Commitments of such Lenders for one (1) additional year.

                           (d) DOCUMENTATION FOR EXTENSIONS OF REVOLVING CREDIT
                  TERMINATION DATE. If all of the Lenders (including any such new Lender(s) who become parties hereto pursuant to Section 2.7(b)), or the Required Lenders in the event of a pre-payment and termination of the Revolving Credit Commitments of non-renewing Lenders pursuant to Section 2.7(c), elect to make any such extension of the Revolving Credit Termination Date, assuming Borrower elects to accept such extension, Borrower, at its expense, shall, and shall cause its Subsidiaries to, execute such amendments to this Agreement and other documents as shall be reasonably required by Agent on behalf of the Lenders in connection with any such extension. Nothing contained herein shall obligate the Lenders to make any such extension of the Revolving Credit Termination Date."

         4. SECTION 2.10(B) (REDUCTION OF REVOLVING CREDIT COMMITMENTS) shall be amended by deleting the "(c)" at the beginning of the first paragraph thereof, and by adding at the beginning of subsection (i) thereof, the words: "Except as provided in Section 2.7(c),".

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         5. SECTION 9.10 (HEICO AEROSPACE HOLDINGS CORP.) of the Credit
Agreement shall be amended by adding at the end thereof, the following language:

                  "Notwithstanding this Section 9.10, upon obtaining the prior written consent of the Agent in each case on a case by case basis, which consent shall not be unreasonably withheld, the Borrower or the direct Subsidiaries of HEICO Aerospace Holdings Corp. (i) may on the closing date of any Permitted Acquisition made by HEICO Aerospace Holdings Corp. fund through HEICO Aerospace Holdings Corp. the cash portion of the acquisition purchase price to be paid at the closing of such Permitted Acquisition, provided that Borrower shall cause HEICO Aerospace Holdings Corp. to pay such cash acquisition price immediately upon receipt of any such funds, such that no such cash shall remain in HEICO Aerospace Holdings Corp. for longer than twenty-four (24) hours, and (ii) no more frequently than quarterly, may fund any payment of taxes required to be made directly by HEICO Aerospace Holdings Corp., provided that Borrower shall cause HEICO Aerospace Holdings Corp. to pay such taxes immediately upon receipt of any such funds, such that no cash remains in HEICO Aerospace Holdings Corp. for longer than one (1) hour."

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

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                                 SIGNATURE PAGE

         Amendment No. 1 to Credit Agreement among HEICO Corporation, SunTrust Bank, South Florida, National Association, as Agent, and the Lenders party thereto.

Witness: HEICO CORPORATION,
                                  a Florida corporation

                                  By:
---------------------------          ---------------------------------
                                  Name: Thomas S. Irwin
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                                                 (SEAL)

                                  Address:
                                          HEICO CORPORATION
                                          3000 Taft Street
                                          Hollywood, Florida 33021
                                          Attn: Thomas S. Irwin
                                                Executive Vice President and
                                                Chief Financial Officer
                                          Fax No. (954) 987-8228
                                          Confirming Tel. No. (954) 987-4000

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                                 SIGNATURE PAGE

         Amendment No. 1 to Credit Agreement among HEICO Corporation, SunTrust Bank, South Florida, National Association, as Agent, and the Lenders party thereto.

Witness: SUNTRUST BANK, SOUTH FLORIDA,
                                 NATIONAL ASSOCIATION
                                 a National Banking Association,
                                 as Agent

                                 By:
---------------------------         ---------------------------------
                                 Name: Dorman Parrish
                                 Title: Vice President


                                 Address of Lending Office for Notice:
                                          501 East Las Olas Boulevard, 7th Floor
                                          Corporate Banking Division
                                          Fort Lauderdale, Florida 33301
                                          Attn: Dorman Parrish
                                                   Vice President
                                                   Corporate Banking Division
                                          Fax No.  (954) 765-7301
                                          Confirming Tel. No. (954) 765-7311

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

                                 SIGNATURE PAGE

         Amendment No. 1 to Credit Agreement among HEICO Corporation, SunTrust Bank, South Florida, National Association, as Agent, and the Lenders party thereto.

Witness: SUNTRUST BANK, SOUTH FLORIDA,
                                 NATIONAL ASSOCIATION,
                                 a National Banking Association,
                                 as Lender

                                 By:
---------------------------         ---------------------------------
                                 Name: Dorman Parrish
                                 Title: Vice President


                                 Address of Lending Office for Notice:
                                          501 East Las Olas Boulevard, 7th Floor
                                          Corporate Banking Division
                                          Fort Lauderdale, Florida 33301
                                          Attn:    Dorman Parrish
                                                   Vice President
                                                   Corporate Banking Division
                                          Fax No.  (954) 765-7301
                                          Confirming Tel. No. (954) 765-7311


Revolving Credit Commitment:  $120,000,000.00

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